EXHIBIT 32.2

CERTIFICATION OF RONALD ROWAN PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Monarch Casino & Resort, Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ronald Rowan, Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 7, 2015

By:	/s/ Ronald Rowan
Ronald Rowan, Chief Financial Officer